Exh. 10.81.1
                                 [logo] BARCLAYS
                 45, boulevard Haussmann - 75315 Paris Cedex 09
                                   Telephone: 01 55 27 55 27 Fax: 01 55 27 50 01

                                               [stamp] JUNE 08, 1998

                                                INTERPARFUMS
                                                4, Rond-Point des Champs Elysees
                                                75008 PARIS

Business Banking France                         Attention: Mr. Philippe SANTI

French Multinational Team
BD/EM -  Tel: 01 55 27 58 27                    [handwritten] Copy:        PB
                  Fax: 01 55 27 51 22                                     JGL
                                                                   Bach    PS

                                                          Paris, June 4, 1998

Gentlemen:

In accordance with our agreement during our last meeting, we are pleased to confirm the adjustment of the terms of the facilities available to you.

Please note that you have been granted:

LINE OF CREDIT             Amount: 6,000,000.00 FRF
                           ------
                           Rate: T4M* + 0.80%
                           ----

TRADE DISCOUNT             Amount: 9,000,000.00 FRF
                           ------
                           Rate: PIBOR** + 0.60%
                           ----

Please also note that the new terms, below, will be effective as of July 1st, 1998:

LINE OF CREDIT             Amount: 6,000,000.00 FRF
                           ------
                           Rate: T4M* + 0.60%
                           ----

TRADE DISCOUNT             Amount: 9,000,000.00 FRF
                           ------
                           Rate: PIBOR** + 0.40%
                           ----

We would like to clarify that the interest terms specified above are subject to change at any time, in accordance with base market trends.

Barclays Bank PLC, French Branch - Headquarters: 45, boulevard Haussmann, 75009 Paris - [illegible]

                                 [logo] BARCLAYS

Any modification of this base rate is applicable upon its reporting by the relevant departments of the Banque de France, or the Association Francaise des Banques [French Association of Banks], or any other financial or foreign authority, if applicable.

As calculation of the overall effective rate is subject to the effective applications, it is possible to provide Fonly one example of calculation, for informational purposes (example attached for cash credits and discount credits).

As these facilities are granted for an unspecified length of time, we would like to clarify that paragraph 1 of article 60 of law no. 84-46 of January 24, 1984, requires that we inform you of the periods of notice that we will observe in the eventuality that these facilities are reduced or removed:

-        Thirty days for discount operations and assignment of receivables,

-        Sixty days for other credits.

This time period begins from the date the letter notifying our decision to interrupt or to reduce the aforementioned assistance is sent.

This letter nullifies and replaces the letter dated July 1, 1996, and may in no way be combined with it.

Very truly yours,


/s/ Christine Laine                                  /s/ Bertrand Duvivier
-------------------                                  ----------------------
Senior Analyst                                       Senior Banking Executive

*T4M: Average Monthly Money Market Rate
**PIBOR: Paris Interbanking Offered Rate